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                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      March 31, 1999
                                               ----------------------

                     MOUNT VINTAGE PLANTATION GOLF CLUB, LLC
                            (Exact Name of Registrant
                          as Specified in its Charter)

                                 South Carolina
                                 --------------
                          (STATE OR OTHER JURISDICTION
                                OF INCORPORATION)

        333-59029                                      57-1069631
        ---------                                      ----------
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NO.)


    108-1/2 Courthouse Square, P.O. Box 706, Edgefield, SC          29604
    -----------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (803) 637-5304
                         ------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER
                              INCLUDING AREA CODE)

                                 Not Applicable
                         -------------------------------
                         (FORMER NAME OR FORMER ADDRESS,
                          IF CHANGED SINCE LAST REPORT)


                                   COPIES TO:
                                 Eric K. Graben
                     Wyche, Burgess, Freeman & Parham, P.A.
                         44 East Camperdown Way (29601)
                                  P.O. Box 728
                            Greenville, SC 29602-0728
                                 (864) 242-8200

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On March 31, 1999, Mount Vintage Plantation Golf Club, LLC, a South Carolina limited liability company (the "Company"), dismissed Serotta Maddocks Evans & Co., CPAs ("SME") as its independent accountant engaged as the principal accountant to audit the Company's financial statements and retained Elliott, Davis & Company, LLP ("Elliott, Davis") in its place. SME recommended that the Company change its independent accountants and recommended Elliott, Davis in particular because SME does not generally provide services to SEC reporting companies. Both the Company and SME believe that the Company will be better served by an independent accountant with more experience in providing services to SEC reporting companies. The Company believes that Elliott, Davis has substantial experience in providing services to SEC reporting companies and will be able to provide fully adequate services to the Company. The decision to change the Company's independent accountants was made by the Company's manager, MV Development Company, LLC, a South Carolina limited liability company.

        No report of SME on any financial statements of the Company contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals. The Company and SME have had no disagreements on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SME, would have caused SME to make reference to the subject matter of the disagreements in connection with any report by SME.

        Prior to retaining Elliott, Davis as its principal independent accountant, the Company consulted Elliott, Davis in connection with the preparation of the Company's first Quarterly Report on Form 10-QSB filed with the Commission (File No. 333-15029) for the Company's third quarter of the 1998 fiscal year (the "10-QSB"). The Company has also consulted Elliott, Davis in connection with the preparation of its Annual Report on Form 10-KSB for the 1998 fiscal year (the "10-KSB"). The Company expects that Elliott, Davis will provide a report on the financial statements of the Company contained in the 10-KSB. Elliott, Davis provided the Company and SME with general advice on the organization and preparation of the financial disclosure contained in the 10-QSB and the 10-KSB. None of these consultations resulted from any disagreement between the Company and SME.


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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements of business acquired.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits.

               16.1 Letter from Serotta Maddocks Evans & Co., CPAs regarding change in certifying accountant.



                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MOUNT VINTAGE PLANTATION
                                           GOLF CLUB, LLC


Date:   April 2, 1999                      By:   /s/ Bettis C. Rainsford
      --------------------                    --------------------------------
                                                     Bettis C. Rainsford
                                                     Secretary, Treasurer and
                                                     Chief Financial Officer

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